EXHIBIT 10.41

               TERMINATION AND TRANSFER AGREEMENT


THIS AGREEMENT made as of the 23rd day of June, 2000.

BETWEEN:

               EUROGAS, INC., a Utah Corporation.
               --------------
               (herein called the "EuroGas")

                                                OF THE FIRST PART

AND:

               EUROGAS RESOURCES INC., a British Columbia Corporation.
               ---------------------
               (herein called the "EuroSub")

                                               OF THE SECOND PART

AND:

               BELMONT RESOURCES INC., a British Columbia Corporation.
               ---------------------
               (herein called the Belmont")

                                                OF THE THIRD PART

W H E R E A S:

A. EuroGas, EuroSub and Belmont entered into an acquisition agreement dated October 9, 1998 (The "Acquisition Agreement") pursuant to which EuroGas, through its wholly owned subsidiary, EuroSub acquired 90% of the common shares of Maseva Gas s.r.o. ("Maseva Gas") from Belmont.

B. Belmont and EuroSub entered into an agreement on transfer of ownership participation dated October 30, 1998. The transfer of Belmont's 90% interest in Maseva Gas to EuroSub;

C. EuroGas, Maseva Gas, and Belmont entered into a working interest agreement relating to the development of the exploration territory owned by Maseva Gas "the "Exploration Territory") and the assignment of the 22 1/2% working interest in the Exploration Territory to Belmont; and

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D.   EuroGas  (UK) Limited and EuroGas, EuroGas GmbH  -  Austria,
     and Belmont entered into a letter agreement dated June 14, 2000 whereby EuroGas agreed to transfer the 90% interest in Maseva Gas held by EuroSub back to Belmont.

NOW THEREFORE in consideration for $1.00 paid by Belmont to EuroGas and EuroSub, the parties hereto agree as follows:

1.   Transfer of Maseva Gas
     ----------------------
1.1  EuroSub hereby transfers its whole interest in Maseva Gas to
     Belmont   on  basis  of  which  Belmont  shall  become   the
     participant  of Maseva Gas with ownership of 90%  of  Maseva
     Gas' registered capital.

1.2 In consideration for the transfer of the participation in Maseva Gas, Belmont shall pay to EuroGas, Inc. $1.00.

2.   Working Interest Agreement
     --------------------------
2.1 The parties agree that, upon transfer of the participation interest in Maseva Gas back to Belmont, each of the parties rights, and obligations under the working interest agreement made between EuroGas, Inc., Maseva Gas and Belmont Resources Inc. shall terminate.

3.   Warrants
     --------
3.1 Parties agree to amend the terms of the warrants granted by EuroGas Inc., to EuroGas Resources Inc., and the warrant granted by EuroGas Resources Inc. to Belmont, as follows:

     (a) The warrant granted by EuroSub to Belmont shall be canceled be of no further force and effect.

     (b) The warrant granted by EuroGas to EuroSub (the "Warrant") shall be amended such that the Warrant shall be deemed granted to Belmont, the exercise price of the Warrant shall be amended to $0.82 per share, and the Warrant shall have an expiry date of June 14, 2002. The Warrant shall be in a form attached hereto as Schedule "A". The Warrant shall be subject to the terms of the piggy back registration rights agreement dated October 26, between EuroGas, and EuroSub (the "Registration Rights Agreement").

     (c) The Registrations Rights Agreement shall be deemed to be amended by substituting Belmont as a party to that agreement in the place of EuroSub.

4.   Representations and Warranties of EuroGas and EuroSub.
     -----------------------------------------------------
4.1  EuroGas and EuroSub represent and warrant to Belmont that:

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     (a)  There  are  no contracts, agreements, leases  or  other commitments written or oral to which EuroGas, EuroSub or Maseva Gas are subject, or to which the Exploration Territory is a subject, which require the consent of the other party in order to consummate the transaction contemplated herein;

     (b) EuroGas, EuroSub and Maseva Gas has complied with all applicable statutes and regulations of any governmental agency with respect to the Exploration Territory. The Exploration Territory, including all rights under the terms of the decision governing the Exploration Territory, is in good standing and can be fully exploited by Maseva Gas;

     (c)  Maseva  Gas  has  acted  in full  compliance  with  all environmental  laws  in  holding  and  the  Exploration
          Territory   is   not   subject  to  any   environmental
          liabilities; and

     (d)  No  work  has  been  carried  out  on  the  Exploration
          Territory by EuroGas, EuroSub or Maseva Gas since the date of the Acquisition Agreement.

5.   Further Acts.
     ------------
5.1 Each of the parties agrees to perform such further acts and execute such further documents as may be necessary to give effect to the transactions contemplated hereby.

6.   Execution of Counterpart.
     ------------------------
     This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same. This Agreement may be duly executed by way of facsimile signature, however, any part so executing by facsimile signature shall deliver original executed counterparts of this Agreement to each of the other parties to this Agreement.

IN   WITNESS  WHEREOF  the  parties  hereto  have  executed  this
Agreement as of the day and year first written above.

EUROGAS INC.

Per: /s/ Karl Arleth
     ________________________
     Authorized Signatory

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EUROGAS RESOURCES, INC.

Per: /s/ Karl Arleth
     _______________________
     Authorized Signatory


BELMONT RESOURCES INC.

Per: _______________________
     Authorized Signatory

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